UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2020

PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC.
(Exact name of registrant specified in its charter)
______________________________________________________

Maryland	000-54382	26-3842535
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

11766 Wilshire Blvd., Suite 1670
Los Angeles, California 90025
(Address of principal executive offices)

Registrant’s telephone number, including area code: (424) 208-8100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
As previously disclosed in the Current Report on Form 8-K of Pacific Oak Strategic Opportunity REIT, Inc. (the “Company”) filed with the Securities and Exchange Commission on February 20, 2020, the Company, Pacific Oak SOR II, LLC, an indirect subsidiary of the Company (“Merger Sub”), and Pacific Oak Strategic Opportunity REIT II, Inc. (“POSOR II”) entered into an Agreement and Plan of Merger on February 19, 2020 (the “Merger Agreement”).
The stockholders of POSOR II approved the Merger (as defined below) contemplated by the Merger Agreement at POSOR II’s special meeting of stockholders held on October 1, 2020.
On October 5, 2020, pursuant to the Merger Agreement, POSOR II merged with and into Merger Sub, with Merger Sub surviving as an indirect subsidiary of the Company (the “Merger”). At such time, in accordance with the applicable provisions of the Maryland General Corporation Law (the “MGCL”) and the Maryland Limited Liability Company Act, the separate existence of POSOR II ceased.
At the effective time of the Merger, each issued and outstanding share of POSOR II’s common stock (or a fraction thereof), $0.01 par value per share, converted into 0.9643 shares of the Company’s common stock, $0.01 par value per share.
The combined company after the Merger retains the name “Pacific Oak Strategic Opportunity REIT, Inc.” The Merger is intended to qualify as a “reorganization” under, and within the meaning of, Section 368(a) of the Internal Revenue Code of 1986, as amended.
The foregoing description of the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE
On October 5, 2020, the Company issued a press release announcing the closing of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01 disclosure.
Pursuant to the rules and regulations of the SEC, the information in this Item 7.01 disclosure, including Exhibit 99.1 and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired
As permitted by Item 9.01(a)(4) of Form 8-K, the audited financial statements required by this Item will be filed by amendment to this Current Report on Form 8-K within 71 days following the date on which this Current Report is required to be filed.

(b)	Pro Forma Financial Information
As permitted by Item 9.01(a)(4) of Form 8-K, the pro forma financial information required by this Item will be filed by amendment to this Current Report on Form 8-K within 71 days following the date on which this Current Report is required to be filed.

(d)	Exhibits

Ex.	Description

2.1
Agreement and Plan of Merger, dated as of February 19, 2020, by and among Pacific Oak Strategic Opportunity REIT, Inc., Pacific Oak SOR II, LLC and Pacific Oak Strategic Opportunity REIT II, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed February 20, 2020)

99.1	Press Release*
* Filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC.

Dated: October 5, 2020	BY:	/s/ Michael A. Bender
Michael A. Bender
Chief Financial Officer, Treasurer and Secretary